Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 6/15/2005


Blended Coupon 5.2292%


Excess Protection Level
3 Month Average   7.50%
April, 2001   7.61%
March, 2001   8.24%
February, 2001   6.66%


Cash Yield19.64%


Investor Charge Offs 4.98%


Base Rate 7.05%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$5,425,622,873.29